Exhibit 99.1

AUFHEBUNGSVERTRAG

zwischen

ADTRAN GmbH

Jean-Monnet-SlraBe 4, 10557 Berlin

- nachfolgend ,,Gesellschaft" -

und

Dr. Eduard Scheiterer

Brahmsweg 9a, 82538 Gerelsried

Nachfolgend ,,Herr Scheiterer”

Gemeinsam im Folgenden ,,Parteien”

Praambel

Herr Scheilerer isl seil dem 5. Mai 2012 als Geschaftsfuhrer fur die Gesellschaft tatig. Daruber hinaus isl er seit 1. Januar 2016 auch Geschaftsfuhrer (Executive Officer) der ADTRAN Inc., 900 Explorer Boulevard, Huntsville, AL, 35806, USA (nachfolgend ,,ADTRAN Inc.")

Das Dienstverhaltnis regelt gegenwartig der Geschaftsfuhrer-Dienstvertrag vom 22./25. Juni 2019 (nachfolgend ,,Dienstvertrag").

Die Parteien wollen ihr Dienstverhaltnis einvernehmlich beenden. Sie beabsichtigenjedoch, ihre Zusammenarbeit moglicherweise zu einem spateren Zeitpunkt auf Grundlage eines Beratervertrags oder in ahnlicher Weise fortzusetzen.

Vor diesem Hintergrund schliel1en die Parteien den folgenden Aufhebungsvertrag:- hereinafter "Mr Scheiterer'' - together hereinafter ,,Parties"

§1

Beendigung des Dienstverhiiltnisses

1.
Angesichts des Eintritts von Herrn Scheiterer in den Ruhestand, die Parteien heben hiermit das zwischen ihnen bestehende Dienstverhaltnis, insbesondere den Dienstvertrag der Parteien nebst alien Anderungen und Erganzungen, mit Wirkung zum 30. November 2021 (nachfolgend

,,Beendigungstermin") einvernehmlich auf.

2.
Die Parteien sind sich einig, dass im Ubrigen keine Arbeits- oder Dienstvertrage zwischen ihnen bestehen.

3.
Herr Scheiterer legt mil Wirkung zum Beendigungstermin alle Funktionen und Mandate, einschliell.lich solcher als Geschaftsfuhrer der Gesellschaft oder mit ihr im Sinne von §§ 15 ff. Aktiengesetz verbundenen Unternehmen (nachfolgend

,,Verbundenes Unternehmen") nieder.

4.
Die Gesellschaft wird sicherstellen, dass Herr Scheiterer spatestens zum Beendigungstermin von der ADTRAN, Inc. nicht mehr als ,,executive officer" im Sinne des US-amerikanischen Securities

Exchange Act von 1934 gefuhrt wird. Die Gesellschaft wird sicherstellen, dass diese Anderung unverzaglich den zustandigen Behorden und Registem mitgeteilt wird.

5.
Die Gesellschafterversammlung wird im regelmall.igen Geschaftsgang Uber die Entlastung nach § 46 Nr. 5 GmbHG beschliell.en. Der Gesellschaft sind gegenwartig keine Umstande bekannt, die einer Entlastung entgegenstehen konnten.

§2

Vergiitung / Abwicklung / Betriebliche Altersversorgung (BAV)

1.
Die Gesellschaft rechnet das Dienstverhaltnis mil Herrn Scheiterer auf Grundlage des vertraglich vereinbarten Jahresgehalt in Hohe von EUR 275.200,84 (in Worten: Euro zweihundertfOnfundsiebzigtausendzweihundert 84/00) brutto bis zum Beendigungstermin ordnungsgemaB ab.
2.
Herr Scheiterer kann fur das Geschaftsjahr 2021 femer noch eine zeitanteilige variable Verglltung nach den Bedingungen des Variable Incentive Compensation Plan der ADTRAN, Inc. verdienen. Die Gesellschaft rechnet diese variable Verglltung auf Grundlage der tatsachlich erreichten Ziele ordnungsgemaB ab und zahlt die entsprechenden Nettobetrage bei Falligkeit, jedoch spatestens im Mai 2022 an Herrn Scheiterer aus.

3.
Die Ansprilche van Herrn Scheiterer aus den

..ADTRAN Employee Stock Incentive Plans" richten sich ausschlieBlich gegen die ADTRAN, Inc und nach MaBgabe der zwischen der ADTRAN, Inc. und Herm Scheiterer getroffenen Vereinbarungen.

4.
Die Gesellschaft rechnet ferner die monatliche Dienstwagenpauschale gemaB Art. 3 Ziffer 1 des Dienstvertrags in Hclhe van EUR 800,- (in Worten: Euro achthundert) brutto sowie die monatliche Entfemungspauschale gem1!B Art. 3 Ziffer 2 des Dienstvertrags in Hclhe van EUR 3.000,- (in Worten: Euro dreitausend) brutto bis zum Beendigungstermin ordnungsgemaB ab.

5.
Mit den vorstehenden Gehaltszahlungen und sonstigen Leistungen sind alle Ansprilche van Herrn Scheiterer auf feste oder variable Vergotungskomponenten auf Grundlage des Dienstvertrages vollstandig abgegolten. Weitere Vergiltung (Boni, Pramien, Weihnachtsgeld, etc.) ist nicht geschuldet.

§3

Ubergabe / Freistellung / Urlaub

1.
Herr Scheiterer steht der Gesellschaft bis zum Beendigungstermin uneingeschrankt und mit seiner vollen Arbeitskraft zur Verfugung. Herr Scheiterer wird insbesondere die Ubergabe seiner Aufgaben an einen Nachfolger konstruktiv und tatkraftig unterstiltzen.

2.
Herrn Scheiterer steht gegenwartig noch ein Anspruch van dreiBig (30) bezahlten Urlaubstagen zu. Herr Scheiterer wird diese Urlaubstage bis zum Beendigungstermin nach Absprache mit der Gesellschaft in natura in Anspruch nehmen.

3.
Die Gesellschaft behalt sich das Recht var, Herm Scheiterer bereits var dem Beendigungs termin unwiderruflich sowie unter Fortzahlung der Bezilge gemaB § 2 dieses Aufhebungs vertrages und unter Anrechnung van Urlaubsanspruchen und Freizeitausgleich van seiner Verpflichtung zur Dienstleistung fur die Gesellschaft freizustellen

4.
Die Freistellung lass! alle Ubrigen vertraglichen Nebenpflichten der Parteien, insbesondere die Verschwiegenheitspflicht und das vertragliche Wettbewerbsverbot van Herr Scheiterer, unberohrt.

§4

Riickgabe von Gegenstlinden und Unterlagen /

Loschung von Daten I Passworter

1.
Herr Scheiterer wird mil Beginn einer Freistellung, spatestens jedoch zum Beendigungstermin samtliche in seinem Besitz befindlichen Gegenstande und Materialien, die der Gesellschaft oder einem Verbundenes Unternehmen gehoren oder die Herr Scheiterer im Zusammenhang mil seiner Tatigkeit fur die Gesellschaft uberlassen wurden, vollstandig und unbeschadigt an die Gesellschaft zuruckgeben.

2.
Herr Scheiterer wird ferner wird mil Beginn einer Freistellung, spatestens jedoch zum Beendigungstermin samtliche Unterlagen und Aufzeichnungen, die der Gesellschaft oder einem mit ihr Verbundenen Unternehmen gehoren oder die er van Dritten fur die Gesellschaft oder fur ein mil ihr Verbundenes Unternehmen erhalten hat und/oder die im Zusammenhang mit seiner Tatigkeit fur die Gesellschaft entstanden sind, vollstandig und unbeschadigt an die Gesellschaft zuruckgeben. Diese Regelung gilt sinngemaB fur elektronisch gespeicherte Daten. Herr Scheiterer isl nicht berechtigt, Kopien der genannten Unterlagen, Aufzeichnungen oder Daten zurockzubehalten.

3.
Herr Scheiterer isl insbesondere verpflichtet, alle auf den van ihm privat genutzten Computem gespeicherten Daten und Programme, die ihm im Hinblick auf seine Tatigkeit fur die Gesellschaft uberlassen bzw. wegen seiner Tatigkeit fur die Gesellschaft gespeichert wurden, der Gesellschaft auf Datentrager kopiert zur Verfugung zu stellen und anschlieBend auf den betreffenden Computem unwiederbringlich zu Ioschen.

4.
Herr Scheiterer teilt der Gesellschaft unverzuglich alle Codes, Passworter und Zugangssperren im Hinblick auf die EDV Nutzung mil und wird van diesen selbst ab diesem Zeitpunkt keinen Gebrauch mehr

§6

Ausgleichsklausel

1.
Mil der Erfullung dieses Aufhebungsvertrags sind alle wechselseitigen Ansproche aus dem Dienstverhaltnis und seiner Beendigung und fur die Zeit nach Beendigung gleich aus welchem Rechtsgrund - ob bekannt oder unbekannt - abgegolten und erledigt. Dasselbe gilt fur AnsprUche im Zusammenhang mil dem Dienstverhaltnis und seiner Beendigung.

2.
Hiervon unberUhrt bleiben etwaige Anspruche gegen Herrn Scheiterer aus seiner GeschaftsfUhrertatigkeil fur die Gesellschaft sowie als Executive Officer fur mit ihr Verbundene Unternehmen, die insbesondere erst mit Erteilung der Entlastung nach § 46 Nr. 5 GmbHG erledigt sind.

3.
Ausgenommen van der Abgeltung und Erledigung sind Ansproche wegen Verletzung des Lebens, des Korpers oder der Gesundheit sowie bei vorsatzlichen Pflichtverletzungen. Ebenfalls ausgenommen sind AnsprUche, auf die Herr Scheiterer individualvertraglich nicht verzichten kann.

§7

Schlussbestimmungen

1.
Dieser Aufhebungsvertrag stellt die vollstandige und einzige Vereinbarung der Parteien uber die

Beendigung ihres Dienstverhaltnisses dar. Nebenabreden wurden nicht getroffen. Mit Ausnahme individuell ausgehandelter Vereinbarungen (§ 305b 8GB) haben Anderungen und Erganzungen dieses Aufhebungsvertrags einschliel!lich der Aufhebung des Schriftformerfordernisses nur GUltigkeit, wenn sie schriftlich erfolgen und van beiden Parteien rechtsverbindlich unterzeichnet sind.

2.
Sollte eine Bestimmung dieses Aufhebungsvertrags ganz oder teilweise nichtig, unwirksam oder nicht durchsetzbar sein oder werden, wird die Wirksamkeit und Durchsetzbarkeit aller Ubrigen verbleibenden Bestimmungen davon nichl beruhrt. Die nichtige, unwirksame oder nicht durchsetzbare Bestimmung ist als durch diejenige wirksame und durchsetzbare Bestimmung ersetzt anzusehen, die dem mit der nichtigen, unwirksamen oder nicht durchsetzbaren Bestimmung verfolgten Sinn und Zweck nach Gegenstand, MaB, Zeit, Ort und Geltungsbereich am nachsten kommt. Entsprechendes gilt fur die Fullung etwaiger Lucken in diesem Aufhebungsvertrag.

3.
Dieser Aufhebungsvertrag unterliegt deutschem Recht.

4.
Dieser Aufhebungsvertrag liegt den Parteien zugleich in einer deutschen und einer englischen Version vor. Die deutsche Fassung dieses Vertrags ist verbindlich.

November 26, 2021

Ort, Datum / Place, Date

/s/ Dr. Eduard Scheiterer

Dr. Eduard Scheiterer

November 26, 2021

Ort, Datum / Place, Date

ADTRAN GmbH

Vertreten durch die Gesellschafterversammlung /

represented by its shareholders’ meeting

/s/ James Wilson

James Wilson

Director

TERMINATION AGREEMENT

between

ADTRAN GmbH

Jean-Monnel-SlraBe 4, 10557 Berlin

- hereinafter "Company"

and

Dr. Eduard Scheiterer

Brahmsweg 9a, 82538 Gerelsried

Hereinafter “Mr Scheiterer” –

Together hereinafter ,,Parties”

Preamble

Mr Scheiterer has served as Managing Director for the Company since 5 May 2012. In addition, since 1 January 2016, he has served as Executive Officer for ADTRAN Inc., 900 Explorer Boulevard, Huntsville, AL, 35806, USA (hereinafter ,,ADTRAN Inc.").

The service relationship is currently governed by the managing director's service agreement dated 22/25 June 2019 (hereinafter "Service Agreement").

The Parties wish to terminate their service relationship on an amicable basis. They intend, however, to potentially resume their cooperation based on a consulting agreement or a similar arrangement.

Against this background, the Parties enter into the following Termination Agreement:

§1

Termination of Service Relationship

1.
In view of Mr. Scheiterer's retirement from working life, the Parties hereby terminate their service relationship, in particular the Parties' Service Agreement including any modifications and supplements, with effect as per 30 November 2021 (hereinafter "Termination Date").

2.
The Parties agree that no other employment or service contracts exist between them.

3.
Mr. Scheiterer shall resign from all functions and titles, including those of as managing director of the Company or of any enterprise affiliated with the Company under the terms of Secs. 15 et seq. German Stock Corporation Act (AktG) (hereinafter "Affiliated Enterprise") with effect from the Termination Date

4.
The Company shall ensure that Mr. Scheiterer is no longer designated by ADTRAN, Inc. as an "executive officer'' within the meaning of the United States Securities Exchange Act of 1934, as amended, as of the Termination Date. The Company shall ensure that this change in designation is communicated to the competent authorities and registers without undue delay.

5.
The shareholders assembly shall decide in due course of business about the discharge from liability pursuant to Sec. 46 No 5 German Limited Liabilities Companies Act (GmbHG). The Company is currently not aware of any circumstance that could preclude a discharge.

§2

Remuneration / Settlement/ Company Pension

1.
The Company shall settle the service relationship with Mr Scheiterer based on the contractually stipulated annual salary in the amount of EUR 275,200.84 (in words: Euro two hundred seventy-five thousand two hundred 84/00) gross until the Termination Date in due form.
2.
In addition, Mr Scheiterer may earn a pro rated variable remuneration under the terms of the ADTRAN, Inc. Variable Incentive Compensation Plan for the business year 2021. The Company shall settle this variable remuneration based on the actually achieved targets in due form and pay the corresponding net amounts to Mr Scheiterer in due time, however no later than May 2022.

3.
Any entitlements of Mr Scheiterer based on the "ADTRAN Employee Stock Incentive Plans" are exclusively directed against ADTRAN, Inc. and are subject to the corresponding agreements between ADTRAN, Inc. and Mr Scheiterer.

4.
The Company shall also settle the monthly car allowance pursuant to Art. 3 (1) of the Service Agreement in the amount of EUR 800.- (in words: Euro eight hundred) gross as well as the monthly commuting allowance in the amount of EUR 3.000.- (in words: Euro three thousand) gross until the Termination Date in due form.

5.
With the aforementioned salary and other payments, Mr Scheiterer' s entitlement to any fixed or variable remuneration components under the Service Agreement shall be deemed fully settled. The Company does not owe any further remuneration (bonuses, premium, Christmas bonus etc.).

§3

Transfer of Tasks / Garden Leave / Vacation

1.
Mr Scheiterer shall be fully available to the Company until the Termination Date. In particular, Mr Scheiterer shall constructively and proactively support the transition of his responsibilities to a successor.
2.
Mr Scheiterer is currently still entitled to thirty (30) days of paid vacation. Mr Scheiterer will take these vacation days in kind up to the Termination Date after consultation with the Company.
3.
The Company reserves the right to release Mr Scheiterer prior to the Termination Date irrevocably from his duty to perform services to the Company with continued pay of the remuneration as stipulated in § 2 of this Termination Agreement; any outstanding entitlements to vacation and compensation time shall be deemed to be compensated.
4.
This garden leave does not affect the Parties' ancillary obligations such as Mr Scheiterer's duty of confidentiality and the contractual non-compete obligation.

§4

Return of Objects and Records / Deletion of Data/Codes

1.
Upon a release from his duty to perform services, however no later than on the Termination Date, Mr Scheiterer shall return any objects and assets in his possession, which belong to the Company or any Affiliated Enterprise, or which have been handed over to Mr Scheiterer in connection with his work for the Company, completely and in proper condition to the Company.

2.
Upon a release from his duty to perform services, however no later than on the Termination Date,

Mr Scheiterer shall further return any documents and records, which belong to the Company or any Affiliated Enterprise or which he received on behalf of the Company or any Affiliated Enterprise and/or which have been created in connection with his work for the Company, completely to the Company. This obligation shall apply accordingly for electronically recorded data. Mr Scheiterer may not retain any copies of the above-mentioned documents, records or data.

3.
In particular, Mr Scheiterer shall transfer to a data carrier any data and programs that were delivered to him in connection with his work for the Company and/or that were stored by him in the course of his work for the Company and that are stored on any computers he uses for private purposes. Once this has been done, Mr Scheiterer shall deliver such data carriers to the Company and irretrievably delete the data/programs concerned from such private computers.

4.
Without undue delay, Mr Scheiterer shall inform the Company about all codes, passwords and access barriers with regard to the Company's IT-systems and will refrain from using any of these. Mr Scheiterer

§6

Settlement Clause

1.
Upon performance of this Termination Agreement, all mutual claims arising from the service relationship, its termination and for the period after termination based on whatever legal grounds- known or unknown

-, shall be deemed settled and satisfied. The same shall apply to any claims in connection with the service relationship or its termination.

2.
Any claims against Mr Scheiterer arising from his service as managing director of the Company and an Executive Officer of any Affiliate Company shall remain unaffected until the Company has decided about the discharge from liability pursuant to Sec. 46 No. 5 GmbHG.

3.
The above shall not apply to claims due to damage to life, body or health as well as for claims due to willful misconduct. The above shall also not apply to claims, which cannot be effectively waived by Mr Scheiterer.

§7

Final Provisions

1.
This Termination Agreement represents the Parties' entire and sole arrangement relating to the termination of their service relationship. There are no side agreements. Except for individually negotiated terms (Sec. 305b 8GB), alterations and additions to this Termination Agreement are valid only if made in writing and signed by both parties. The same applies to the termination of this requirement of writing.
2.
If any provision of this Termination Agreement should be or become wholly or partially void, ineffective or unenforceable, the validity, effectiveness and enforceability of the other provisions of this Termination Agreement shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of the invalid, ineffective or unenforceable provision as regards subject-matter, extent, time, place and scope. The aforesaid shall apply mutatis mutandis to any gap in this Termination Agreement.
3.
This Termination Agreement shall be governed by German law.
4.
This Termination Agreement has been provided to the Parties in both German and English. The German version of this Agreement shall be binding.

November 26, 2021

Ort, Datum / Place, Date

/s/ Dr. Eduard Scheiterer

Dr. Eduard Scheiterer

November 26, 2021

Ort, Datum / Place, Date

ADTRAN GmbH

Vertreten durch die Gesellschafterversammlung /

represented by its shareholders’ meeting

/s/ James Wilson

James Wilson

Director